UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2025
Date of Report (date of earliest event reported)
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ACV Auctions Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40256	47-2415221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
640 ELLICOTT STREET #321
Buffalo, NY 14203
(Address of principal executive offices and zip code)
(800) 553-4070
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	ACVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item1.01 Entry into a Material Definitive Agreement.

On December 12, 2025, the Company and ACV Capital Funding II LLC (“ACV Capital II”) entered into the First amendment (the “Amendment”) to the Revolving Credit and Security Agreement, dated as of June 20, 2024 (as amended, the “Credit Agreement”), among ACV Capital II, as borrower, the funding agents party thereto, the committed lenders party thereto, the conduit lenders party thereto and Citibank, N.A., as administrative agent. Capitalized terms used in this Item 1.01 and not otherwise defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

The Amendment modifies the Credit Agreement (i) to increase the committed amount of ACV Capital II’s revolving credit facility thereunder from $125.0 million to $200.0 million, (ii) to extend the Scheduled Commitment Termination Date thereof from June 20, 2026 to December 10, 2027, and (iii) to make certain changes to the definitions of Concentration Limits, Eligible Dealers and Eligible Vehicles, as more particularly described in the Credit Agreement. In connection with the Amendment, the Applicable Margin used in calculating the Interest Rate applicable to Loans under the Credit Agreement has been reduced by 0.25%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits

Exhibit No.	Description
10.1
Amendment No. 1, dated December 12, 2025, to Revolving Credit and Security Agreement, dated as of June 20, 2024, among ACV Capital Funding II LLC, the funding agents and lenders party thereto and Citibank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACV AUCTIONS INC.

Date	December 18, 2025	By:	/s/ William Zerella
William Zerella
Chief Financial Officer